Exhibit 99.1
Cardlytics Announces Third Quarter 2023 Financial Results
Atlanta, GA – November 8, 2023 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the third quarter ended September 30, 2023. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
"We are gathering speed with each passing quarter - our platform is starting to look different and the collective improvements we are making to our product and operations are far exceeding our pace from prior years," said Karim Temsamani, Chief Executive Officer. "Our dedication to product leadership, financial health, and strategic growth is setting us on a promising course, and I am looking forward to the future."
"Cardlytics is positioned to be the leader in providing trusted and intelligent business insights, and there are few other platforms that have the level of data and reach that we do," said Alexis DeSieno, Chief Financial Officer. "We are on a path to sustain positive operating cash flow and adjusted EBITDA on an annual basis, while continuing to focus on profitability and improving our balance sheet and capital structure."
Third Quarter 2023 Financial Results
•Revenue was $79.0 million, an increase of 9% year-over-year, compared to $72.7 million in the third quarter of 2022.
•Billings, a non-GAAP metric, was $116.4 million, an increase of 5% year-over-year, compared to $110.4 million in the third quarter of 2022.
•Gross profit was $35.8 million, an increase of 38% year-over-year, compared to $26.0 million in the third quarter of 2022.
•Adjusted contribution, a non-GAAP metric, was $42.9 million, an increase of 22% year-over-year, compared to $35.1 million in the third quarter of 2022.
•Net loss attributable to common stockholders was $(24.0) million, or $(0.63) per diluted share, based on 38.0 million fully diluted weighted-average common shares, compared to a net income attributable to common stockholders of $6.3 million, or $0.19 per diluted share, based on 33.3 million fully diluted weighted-average common shares in the third quarter of 2022.
•Non-GAAP net loss was $0.3 million, or $0.01 per diluted share, based on 38.0 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(16.5) million, or $(0.50) per diluted share, based on 33.3 million fully diluted weighted-average common shares in the third quarter of 2022.
•Adjusted EBITDA, a non-GAAP metric, was a gain of $3.9 million compared to a loss of $(12.7) million in the third quarter of 2022.
Key Metrics
•Cardlytics MAUs were 162.5 million, an increase of 4% year-over-year, compared to 156.2 million in the third quarter of 2022.
•Cardlytics ARPU was $0.49 compared to $0.47 in the third quarter of 2022.
Definitions of MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics."
Fourth Quarter 2023 Financial Expectations
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

Q4 2023 Guidance
Billings(1)	$122.0 - $133.0
Revenue	$82.0 - $90.0
Adjusted contribution(2)	$44.0 - $50.0
Adjusted EBITDA(2)	$4.0 - $8.0
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit and a reconciliation of adjusted EBITDA to net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its third quarter 2023 financial results during a teleconference today, November 8, 2023, at 5:00 PM ET / 2:00 PM PT. A live dial-in will be available after registering at http://ir.cardlytics.com/. Shortly after the conclusion of the call, a replay of this conference call will be available through 8:00 PM ET on November 16, 2023 on the Cardlytics Investor Relations website at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, New York, Los Angeles, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the fourth quarter of 2023. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; risks related to the fact that our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America"), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the macroeconomic events; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 8, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, delivery costs, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, delivery costs, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); acquisition and integration cost (benefit); loss (gain) in fair value of contingent consideration; goodwill impairment and restructuring and reduction of force. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration (benefit) cost; amortization of acquired intangibles; and loss (gain) in fair value of contingent consideration. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We believe that MAUs is an indicator of the Cardlytics platform's ability to drive engagement and is reflective of the marketing base that we offer to marketers. As of September 30, 2023, we are reporting only the total number of unique targetable customers within each FI, which we have applied to our reporting for current and prior periods in this Form 10-Q. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$90,067	$121,905
Restricted cash	73	80
Accounts receivable and contract assets, net	103,324	115,609
Other receivables	4,865	4,470
Prepaid expenses and other assets	7,260	7,978
Total current assets	205,589	250,042
Long-term assets:
Property and equipment, net	3,005	5,916
Right-of-use assets under operating leases, net	4,823	6,571
Intangible assets, net	43,116	53,475
Goodwill	352,721	352,721
Capitalized software development costs, net	23,721	19,925
Other long-term assets, net	1,941	2,586
Total assets	$634,916	$691,236
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,479	$3,765
Accrued liabilities:
Accrued compensation	11,086	10,486
Accrued expenses	9,666	21,335
Short-term debt	30,000	—
Partner Share liability	43,495	48,593
Consumer Incentive liability	48,922	53,983
Deferred revenue	3,323	1,751
Current operating lease liabilities	2,244	4,910
Current contingent consideration	27,268	104,121
Total current liabilities	179,483	248,944
Long-term liabilities:
Convertible senior notes, net	227,139	226,047
Deferred liabilities	81	334
Long-term operating lease liabilities	2,878	4,306
Total liabilities	409,581	479,631
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 38,528 and 33,477 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively.	9	9
Additional paid-in capital	1,230,458	1,182,568
Accumulated other comprehensive income	5,304	5,598
Accumulated deficit	(1,010,436)	(976,570)
Total stockholders’ equity	225,335	211,605
Total liabilities and stockholders’ equity	$634,916	$691,236

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$79,005	$72,706	$220,037	$216,039
Costs and expenses:
Partner Share and other third-party costs	36,144	37,563	108,698	112,996
Delivery costs	7,012	9,125	20,451	23,820
Sales and marketing expense	14,161	18,289	43,314	57,920
Research and development expense	12,430	13,762	38,841	39,634
General and administration expense	15,561	19,972	44,907	61,381
Acquisition and integration cost (benefit)	78	(1,867)	(8,146)	(4,269)
Loss (gain) in fair value of contingent consideration	8,281	(46,126)	(15,045)	(114,144)
Goodwill impairment	—	—	—	83,149
Depreciation and amortization expense	5,990	10,468	19,765	30,695
Total costs and expenses	99,657	61,186	252,785	291,182
Operating (loss) income	(20,652)	11,520	(32,748)	(75,143)
Other expense:
Interest expense, net	(915)	(580)	(1,497)	(2,406)
Foreign currency (gain) loss	(2,399)	(4,673)	379	(10,882)
Total other expense	(3,314)	(5,253)	(1,118)	(13,288)
(Loss) income before income taxes	(23,966)	6,267	(33,866)	(88,431)
Income tax benefit	—	—	—	1,446
Net (loss) income	(23,966)	6,267	(33,866)	(86,985)
Net (loss) income attributable to common stockholders	$(23,966)	$6,267	$(33,866)	$(86,985)
Net (loss) income per share attributable to common stockholders, basic and diluted	$(0.63)	$0.19	$(0.95)	$(2.60)
Weighted-average common shares outstanding, basic and diluted	37,982	32,950	35,502	33,455

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Delivery costs	$667	$920	$1,800	$2,416
Sales and marketing	2,683	1,428	9,487	8,765
Research and development	3,661	1,968	12,248	9,419
General and administration	3,238	1,451	6,421	11,594
Total stock-based compensation	$10,249	$5,767	$29,956	$32,194

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30,
	2023	2022
Operating activities
Net loss	$(33,866)	$(86,985)
Adjustments to reconcile net income to net cash used in operating activities:
Credit loss expense	1,153	949
Depreciation and amortization	19,765	30,695
Amortization of financing costs charged to interest expense	1,234	1,192
Amortization of right-of-use assets	2,807	4,230
Stock-based compensation expense	29,956	32,194
Goodwill impairment	—	83,149
Gain in fair value of contingent consideration	(15,044)	(114,144)
Other non-cash (income) expense, net	(613)	10,524
Income tax benefit	—	(1,446)
Change in operating assets and liabilities:
Accounts receivable	10,991	15,082
Prepaid expenses and other assets	1,114	(456)
Accounts payable	(265)	111
Other accrued expenses	(10,282)	(5,814)
Partner Share liability	(4,994)	(5,836)
Consumer Incentive liability	(5,075)	(4,248)
Net cash used in operating activities	(3,119)	(40,803)
Investing activities
Acquisition of property and equipment	(393)	(1,090)
Acquisition of patents	—	(73)
Capitalized software development costs	(8,302)	(9,170)
Business acquisitions, net of cash acquired	—	(2,274)
Net cash used in investing activities	(8,695)	(12,607)
Financing activities
Proceeds from issuance of debt	30,000	—
Settlement of contingent consideration	(50,050)	—
Principal payments of debt	(21)	(24)
Proceeds from issuance of common stock	55	397
Repurchase of common stock	—	(40,000)
Deferred debt costs	(58)	—
Deferred equity issuance costs	—	(181)
Net cash used in financing activities	(20,074)	(39,808)
Effect of exchange rates on cash, cash equivalents and restricted cash	43	(1,756)
Net decrease in cash, cash equivalents and restricted cash	(31,845)	(94,974)
Cash, cash equivalents, and restricted cash — Beginning of period	121,985	233,562
Cash, cash equivalents, and restricted cash — End of period	$90,140	$138,588

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30,		Change		Nine Months Ended September 30,		Change
	2023	2022	$	%	2023	2022	$	%
Billings(1)	$116,430	$110,392	$6,038	5%	$321,480	$316,361	$5,119	2%
Consumer Incentives	37,425	37,686	(261)	(1)	101,443	100,322	1,121	1
Revenue	79,005	72,706	6,299	9	220,037	216,039	3,998	2
Partner Share and other third-party costs(1)	36,144	37,563	(1,419)	(4)	108,698	112,996	(4,298)	(4)
Adjusted contribution(1)	42,861	35,143	7,718	22	111,339	103,043	8,296	8
Delivery costs	7,012	9,125	(2,113)	(23)	20,451	23,820	(3,369)	(14)
Gross profit	$35,849	$26,018	$9,831	38%	$90,888	$79,223	$11,665	15%
Net (loss) income	$(23,966)	$6,267	$(30,233)	n/a	$(33,866)	$(86,985)	$53,119	(61)%
Adjusted EBITDA(1)	$3,946	$(12,708)	$16,654	n/a	$(6,218)	$(39,030)	$32,812	(84)%
(1)Billings, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$73,064	$5,941	$79,005	$67,285	$5,421	$72,706
Plus:
Consumer Incentives	37,425	—	37,425	37,686	—	37,686
Billings	$110,489	$5,941	$116,430	$104,971	$5,421	$110,392

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$202,820	$17,217	$220,037	$200,538	$15,501	$216,039
Plus:
Consumer Incentives	101,443	—	101,443	100,319	—	100,319
Billings	$304,263	$17,217	$321,480	$300,857	$15,501	$316,358

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$73,064	$5,941	$79,005	$67,285	$5,421	$72,706
Minus:
Partner Share and other third-party costs	36,011	133	36,144	37,399	164	37,563
Delivery costs(1)	5,510	1,502	7,012	7,623	1,502	9,125
Gross profit	31,543	4,306	35,849	22,263	3,755	26,018
Plus:
Delivery costs(1)	5,510	1,502	7,012	7,623	1,502	9,125
Adjusted contribution	$37,053	$5,808	$42,861	$29,886	$5,257	$35,143
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.7 million and $0.9 million for the three months ended September 30, 2023 and 2022, respectively.

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$202,820	$17,217	$220,037	$200,538	$15,501	$216,039
Minus:
Partner Share and other third-party costs	108,272	426	108,698	111,829	1,167	112,996
Delivery costs(1)	15,420	5,031	20,451	18,841	4,979	23,820
Gross profit	79,128	11,760	90,888	69,868	9,355	79,223
Plus:
Delivery costs(1)	15,420	5,031	20,451	18,841	4,979	23,820
Adjusted contribution	$94,548	$16,791	$111,339	$88,709	$14,334	$103,043
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $2.4 million and $1.8 million for the nine months ended September 30, 2022 and 2023, respectively.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net (loss) income	$(23,966)	$6,267	$(33,866)	$(86,985)
Plus:
Income tax benefit	—	—	—	(1,446)
Interest expense, net	915	580	1,497	2,406
Depreciation and amortization	5,990	10,468	19,765	30,695
Stock-based compensation expense	10,249	5,767	29,956	32,194
Foreign currency loss (gain)	2,399	4,673	(379)	10,882
Acquisition and integration cost (benefit)	78	(1,867)	(8,146)	(4,269)
Loss (gain) in fair value of contingent consideration	8,281	(46,126)	(15,045)	(114,144)
Goodwill impairment	—	—	—	83,149
Restructuring and reduction of force	—	7,530	—	8,488
Adjusted EBITDA	$3,946	$(12,708)	$(6,218)	$(39,030)

CARDLYTICS, INC.
RECONCILIATION OF ADJUSTED CONTRIBUTION TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$37,053	$5,808	$42,861	$29,886	$5,257	$35,143
Minus:
Delivery costs	5,510	1,502	7,012	7,623	1,502	9,125
Sales and marketing expense	12,041	2,120	14,161	16,529	1,760	18,289
Research and development expense	11,046	1,384	12,430	11,682	2,080	13,762
General and administration expense	14,874	687	15,561	19,558	414	19,972
Stock-based compensation expense	(9,127)	(1,122)	(10,249)	(5,302)	(465)	(5,767)
Restructuring and reduction of force	—	—	—	(7,530)	—	(7,530)
Adjusted EBITDA	$2,709	$1,237	$3,946	$(12,674)	$(34)	$(12,708)

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Adjusted Contribution	$94,548	$16,791	$111,339	$88,709	$14,334	$103,043
Minus:
Delivery costs	15,420	5,031	20,451	18,841	4,979	23,820
Sales and marketing expense	36,422	6,892	43,314	53,345	4,575	57,920
Research and development expense	34,772	4,069	38,841	34,577	5,057	39,634
General and administration expense	43,321	1,586	44,907	59,999	1,382	61,381
Stock-based compensation expense	(27,835)	(2,121)	(29,956)	(31,181)	(1,013)	(32,194)
Restructuring and reduction of force	—	—	—	(8,488)	—	(8,488)
Adjusted EBITDA	$(7,552)	$1,334	$(6,218)	$(38,384)	$(646)	$(39,030)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET (LOSS) INCOME
AND NON-GAAP NET INCOME (LOSS) PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net (loss) income	$(23,966)	$6,267	$(33,866)	$(86,985)
Plus:
Stock-based compensation expense	10,249	5,767	29,956	32,194
Foreign currency loss (gain)	2,399	4,673	(379)	10,882
Acquisition and integration cost (benefit)	(78)	(1,867)	8,146	(4,269)
Amortization of acquired intangibles	3,433	7,207	10,331	21,560
(Gain) loss in fair value of contingent consideration	8,281	(46,126)	(15,045)	(114,144)
Goodwill impairment	—	—	—	83,149
Restructuring and reduction of force	—	7,530	—	8,488
Income tax benefit	—	—	—	(1,446)
Non-GAAP net income (loss)	$318	$(16,549)	$(857)	$(50,571)
Weighted-average number of shares of common stock used in computing non-GAAP net income (loss) per share:
Non-GAAP weighted-average common shares outstanding, diluted	37,982	33,269	35,502	33,455
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.01	$(0.50)	$(0.02)	$(1.51)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q4 2023
Revenue	$82.0 - $90.0
Plus:
Consumer Incentives	$40.0 - $43.0
Billings	$122.0 - $133.0

Contacts:

Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com